QUARTERLY INFORMATION (UNAUDITED)	12 Months Ended
Jun. 30, 2015
QUARTERLY INFORMATION (UNAUDITED)

NOTE 23 — QUARTERLY INFORMATION (UNAUDITED)

(In millions, except per share amounts)

Quarter Ended	September 30	December 31	March 31	June 30		Total

Fiscal Year 2015

Revenue	$23,201	$26,470	$21,729	$22,180		$93,580
Gross margin	14,928	16,334	14,568	14,712		60,542
Operating income (loss)	5,844	7,776	6,594	(2,053)		18,161
Net income (loss)	4,540	5,863	4,985	(3,195	)(a)	12,193	(b)
Basic earnings (loss) per share	0.55	0.71	0.61	(0.40)		1.49
Diluted earnings (loss) per share	0.54	0.71	0.61	(0.40	)(a)	1.48	(b)

Fiscal Year 2014

Revenue	$18,529	$24,519	$20,403	$23,382		$86,833
Gross margin	13,384	16,197	14,425	15,749		59,755
Operating income	6,334	7,969	6,974	6,482		27,759
Net income	5,244	6,558	5,660	4,612	(c)	22,074	(c)
Basic earnings per share	0.63	0.79	0.68	0.56		2.66
Diluted earnings per share	0.62	0.78	0.68	0.55	(c)	2.63	(c)

(a)

Includes $7.5 billion of goodwill and asset impairment charges related to our phone business, as well as $940 million of integration and restructuring expenses, primarily costs associated with our Phone Hardware Restructuring Plan, which decreased fourth quarter fiscal year 2015 net income by $8.4 billion and diluted EPS by $1.02.

(b)

Includes $7.5 billion of goodwill and asset impairment charges related to our phone business, as well as $2.5 billion of integration and restructuring expenses, primarily costs associated with our restructuring plans, which decreased fiscal year 2015 net income by $10.0 billion and diluted EPS by $1.15.

(c)

Includes a tax provision adjustment recorded in the fourth quarter of fiscal year 2014 related to adjustments to prior years’ liabilities for intercompany transfer pricing which decreased net income by $458 million and diluted EPS by $0.05.